Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 2 to the statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of MDU Communications International, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 14th day of February, 2006.


Dated:  February 14, 2006


                                  SC FUNDAMENTAL VALUE FUND, L.P.

                                  By:   SC Fundamental LLC, as General Partner

                                  By:   /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Member


                                  SC FUNDAMENTAL LLC


                                  By:    /s/ Neil H. Koffler
                                        ----------------------------------------
                                        Neil H. Koffler, Member



                                  SC FUNDAMENTAL VALUE BVI, LTD.


                                  By:  SC Fundamental BVI, Inc., as managing
                                       general partner of investment manager

                                  By:  /s/ Neil H. Koffler
                                       -----------------------------------------
                                       Neil H. Koffler, Vice President



                                  SC-BVI PARTNERS


                                  By:  SC Fundamental BVI, Inc., as managing
                                       general partner


                                  By:   /s/ Neil H. Koffler
                                       -----------------------------------------
                                       Neil H. Koffler, Vice President

                    PMC-BVI, INC.


                    By:   /s/ Neil H. Koffler
                          ------------------------------------------------------
                          Neil H. Koffler, Secretary


                    SC FUNDAMENTAL BVI, INC.


                    By:   /s/ Neil H. Koffler
                          ------------------------------------------------------
                          Neil H. Koffler, Vice President

                    /s/ Neil H. Koffler
                    ------------------------------------------------------------
                    Neil H. Koffler as Attorney-in-Fact for
                    Peter M. Collery (1)

                    /s/ Neil H. Koffler
                    ------------------------------------------------------------
                    Neil H. Koffler

                    /s/ Neil H. Koffler
                    ------------------------------------------------------------
                    Neil H. Koffler as Attorney-in-Fact for John T. Bird (2)


                    SC FUNDAMENTAL LLC EMPLOYEE SAVINGS AND PROFIT SHARING PLAN


                    By:     /s/ Peter M. Collery
                           -----------------------------------------------------
                           Peter M. Collery, Trustee



(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on
     Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Bird is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.